                                                          Exhibit 99.1


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1999 Development Activity By Market
--------------------------------------------------------------------------------
($ In Thousands)

                                                                                                                  Estimated
                                                                       Estimated        Estimated                 Remaining
Property Under Construction @                                         Construction    Stabilization   In Place    Costs to
December 31, 1999:                          Square Feet  Start Date  Completion Date       Date       Dev Costs   Complete
------------------------------------------  -----------  ----------  ---------------  -------------   ---------   ----------
San Francisco Bay Area
         Clarify Corporate Center A             64,512      1Q98          1Q99             1Q00         $13,897    $ (1,312)
         Valley Technology Center 6 (N)         55,295      4Q99          3Q00             3Q00           5,812       5,603
         Valley Technology Center 7 (S)         55,295      4Q99          3Q00             3Q00           5,812       5,603
                                            -----------                                                ---------  ----------
              San Francisco Bay Area           175,102                                                   25,521       9,894
              Subtotal
Seattle
         Canyon Park 4                          65,035      2Q98          1Q99             1Q00           6,742       1,913
                                            -----------                                                ---------  ----------
              Seattle Subtotal                  65,035                                                    6,742       1,913
San Diego
         La Jolla Spectrum Technology
         Park                                   76,894      3Q99          2Q00             1Q01           9,310       8,619
                                            -----------                                                ---------  ----------
              San Diego Subtotal                76,894                                                    9,310       8,619
Orange County/Los Angeles
         Art Institute                          55,200      4Q99          3Q00             3Q00           4,500       4,643
         Pacific Corporate Plaza 1              33,893      3Q98          3Q99             3Q00           4,614         454
         Pacific Corporate Plaza 2              49,603      3Q98          3Q99             1Q00           5,639       1,558
                                            -----------                                                ---------  ----------
              Orange County/Los Angeles        138,696                                                   14,753       6,655
              Subtotal
Portland, Oregon
         Sunset Corporate Park A                43,717      2Q98          1Q99             1Q00           3,000       2,003
         Sunset Corporate Park B                43,717      2Q98          1Q99             1Q00           3,724       1,300
         Sunset Corporate Park C                43,717      2Q98          1Q99             1Q00           3,620       1,399
         Rock Creek Corporate Center 1          65,436      3Q98          3Q99             3Q00           7,175       1,317
         Rock Creek Corporate Center 2          65,436      3Q98          3Q99             3Q00           5,955       2,624
         Rock Creek Corporate Center 3          11,011      3Q98          3Q99             3Q00           1,030         399
                                            -----------                                                ---------  ----------
              Portland, Oregon Subtotal        273,034                                                   24,504       9,042
Denver
         Dry Creek Corporate Center
         Building 3                             94,291      4Q99          3Q00             2Q01           3,984       7,727
         Panorama Corporate Center X            50,380      3Q99          1Q00             1Q01           2,198       4,275
                                            -----------                                                ---------  ----------
              Denver Subtotal                  144,671                                                    6,182      12,002
Salt Lake City
         Wasatch 17                             72,088      1Q98          1Q99             1Q00           8,678         267
         Sorenson X                             41,551      2Q98          1Q99             1Q00           4,644         362
                                            -----------                                                ---------  ----------
              Salt Lake City Subtotal          113,639                                                   13,322         629
Austin
         Riata Building 3                       62,209      1Q98          2Q99             2Q00           7,435       1,225
                                            -----------                                                ---------  ----------
              Austin Subtotal                   62,209                                                    7,435       1,225
Dallas
         Commons 2                             223,470      4Q99          4Q00             4Q00           6,950      36,847
                                            -----------                                                ---------  ----------
              Dallas Subtotal                  223,470                                                    6,950      36,847
Chicago
         Four Parkway North                    171,157      2Q98          2Q99             1Q00          19,955       7,483
         Ten Parkway North                      99,509      4Q98          1Q00             1Q01          14,324       1,635
                                            -----------                                                ---------  ----------
              Chicago Subtotal                 270,666                                                   34,279       9,118

Total/Weighted Average                       1,543,416                                                 $148,998     $95,944
Less:  Placed in service                      (281,222)                                                 (33,002)    (11,866)
                                            -----------                                               ---------   ---------
Total/Weighted Average                       1,262,194                                                 $115,996     $84,078
                                            ===========                                               =========   =========

                                             Total     Estimated    % Currently
Property Under Construction @               Projected   Stabilized    Leased or
December 31, 1999:                          Investment    Return      Committed
------------------------------------------  ----------  ----------   -----------
San Francisco Bay Area

         Clarify Corporate Center A           $12,585      10.5%       100.0%
         Valley Technology Center 6 (N)        11,415      12.7%       100.0
         Valley Technology Center 7 (S)        11,415      12.7%       100.0
                                            ----------  -----------  ------------
              San Francisco Bay Area           35,415      11.9        100.0
              Subtotal
Seattle
         Canyon Park 4                          8,655      10.5          0.0
                                            ----------  -----------  ------------
              Seattle Subtotal                  8,655      10.5          0.0
San Diego
         La Jolla Spectrum Technology
         Park                                  17,929      13.2          0.0
                                            ----------  -----------  ------------
              San Diego Subtotal               17,929      13.2          0.0
Orange County/Los Angeles
         Art Institute                          9,143      15.3        100.0
         Pacific Corporate Plaza 1              5,068      11.0         76.4
         Pacific Corporate Plaza 2              7,197      11.6         92.7
                                            ----------  -----------  ------------
              Orange County/Los Angeles
              Subtotal                         21,408      13.0         91.6
Portland, Oregon
         Sunset Corporate Park A                5,003       9.4         24.8
         Sunset Corporate Park B                5,024       9.4          0.0
         Sunset Corporate Park C                5,019       9.4          0.0
         Rock Creek Corporate Center 1          8,492      11.2         31.4
         Rock Creek Corporate Center 2          8,579      11.1          0.0
         Rock Creek Corporate Center 3          1,429      11.2          0.0
                                            ----------  -----------  ------------
               Portland, Oregon Subtotal       33,546      10.4         11.5

Denver
         Dry Creek Corporate Center
         Building 3                            11,711      11.0%         0.0
         Panorama Corporate Center X            6,473      11.0          0.0
                                            ----------  -----------  ------------
               Denver Subtotal                 18,184      11.0          0.0
Salt Lake City
         Wasatch 17                             8,945      10.8        100.0
         Sorenson X                             5,006       9.5         92.6
                                            ----------  -----------  ------------
               Salt Lake City Subtotal         13,951      10.3         97.3
Austin
         Riata Building 3                       8,660      11.1         82.2
                                            ----------  -----------  ------------
               Austin Subtotal                  8,660      11.1         82.2
Dallas
         Commons 2                             43,797      10.3        100.0
                                            ----------  -----------  ------------
               Dallas Subtotal                 43,797      10.3        100.0
Chicago
         Four Parkway North                    27,438      11.0         93.8
         Ten Parkway North                     15,959      10.6         72.7
                                            ----------  -----------  ------------
               Chicago Subtotal                43,397      10.9         86.0

Total/Weighted Average                       $244,942      11.2%        61.7%
Less:  Placed in service                      (44,868)
                                           ----------
Total/Weighted Average                       $200,074      11.2%        53.1%
                                           ==========  ===========  ============